Exhibit 10.1

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act

SUPPLY AGREEMENT

This Supply Agreement (“Agreement”) is made and entered into as of the 14th day of September, 2007 (the “Effective Date”), by and between Membrana GmbH, a company organized under the laws of Germany (hereinafter called “Membrana”), and Arbios Systems, Inc. a corporation organized under the laws of Delaware (hereinafter called “Arbios”). The parties agree as follows:

1. Definitions. As used herein the following terms shall have the following meanings:

“Affiliate” shall mean any person or entity controlling, controlled by or under common control with the party in question.

“Product” or “Products” shall mean Membrana’s products listed on Exhibit A.

“Specifications” shall mean the fiber and bundle specifications for the Products set forth on Exhibit B as amended from time to time by Arbios with the reasonable consent of Membrana. Each party shall bear its own costs with respect to any developmental activity undertaken to arrive at modified Specifications. Arbios acknowledges that changes to the Specifications proposed by it may result in higher prices.

2. Purchase Commitments.

2.1 From the Sale Date (as defined below) until [***] as further provided herein (the “Exclusive Period”), Arbios agrees to purchase no less than [***] of its total commercial requirements for membranes for use in products covered within a claim of an issued U.S. patent that is owned by or licensed exclusively to Arbios (as listed on Exhibit C) for the treatment of liver failure or sepsis anywhere in the world (the “Exclusive Field”) from Membrana up to [***] kilometers per year (the “Requirements Cap”). Provided that Arbios shall have ordered at least [***] km (cumulative) of Product during the Exclusive Period and prior to [***] of the Sale Date, the Exclusive Period shall be extended for [***] Provided that Arbios shall have ordered at least [***] km (incremental) of Product prior to [***] of the Sale Date, the Exclusive Period shall be extended for [***]. Provided that Arbios shall have ordered at least [***] km (incremental) of Product prior to [***] of the Sale Date, the Exclusive Period shall be extended for [***]. Amounts in excess of the Requirements Cap or for use outside of the Exclusive Field may be available upon Membrana’s written approval. If Membrana declines to supply volumes in excess of the Requirements Cap, Arbios may acquire such volumes in the Exclusive Field from third parties. Upon the expiration of the Exclusive Period or upon conversion of this Agreement to a non-exclusive agreement as expressly permitted by this Agreement, Arbios may continue to purchase Products from Membrana until end of the term described in Section 4.1 below, however, Arbios may also purchase membranes for use in the Exclusive Field from third parties. If Arbios does not place an order with Membrana for Products within [***]months of the end of the Exclusive Period and does not order at least [***] km of Product within any [***]months period after the end of the Exclusive Period, Membrana may elect to terminate this Agreement effective fifteen (15) days following written notice to Arbios of such desired termination, unless Arbios places an order for at least [***] km of Product within such notice period for delivery within thirty (30) days of the order. Commencing in the third year of the Exclusive Period, Membrana may review Arbios’ purchases over the first [***] months of each year and if it is reasonably certain that Arbios will not achieve the minimum for that year, Membrana may provide Arbios with written notice of its intent to terminate the Exclusive Period for failure to meet the minimum. If within thirty (30) days of such notice Arbios has not provided to Membrana reasonable assurances of its ability and intent to place orders sufficient to maintain exclusivity, Membrana may on notice to Arbios terminate the Exclusive Period, however if Arbios shall have met the minimum by the end of that same year, the Exclusive Period may be reinstated upon mutual agreement of the parties. Should Membrana terminate the Exclusive Period early under the immediately preceding provision, Arbios may at any time within [***]months thereafter terminate this Agreement on one year's notice to Membrana. Three (3) months before the end of each calendar year Arbios and Membrana will meet and discuss previous sales volumes, market trends and share sales forecasts for the next calendar year and prospective sales development in the next three (3) years.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act

2.2 During the Exclusive Period, Arbios agrees to apportion its orders and requested delivery dates as much as reasonably possible so that Arbios purchases approximately one-fourth of its annual requirements over each three month period. The minimum order size shall be [***] km of Product.

3. Third Party Sales. During the Exclusive Period, Membrana shall not knowingly commercialize or supply the Products specified by this Agreement or membranes with specifications that are substantially similar to the Specifications hereunder for use in the Exclusive Field to any third party that will incorporate such membranes into a product whose composition, method of manufacture or method of use falls within a claim of an issued U.S. patent that is owned by or licensed exclusively to Arbios (as listed on Exhibit C) anywhere in the world unless such product is licensed by Arbios to the third party for the relevant use in the relevant jurisdiction. The patents that are owned by or licensed exclusively to Arbios are listed on Exhibit C hereto. During the term of this Agreement, Exhibit C may be updated with newly issued or licensed patents in writing from time to time by Arbios. In addition, Membrana shall be permitted to develop and test independently of Arbios, membranes for application in the Exclusive Field during the Exclusive Period, provided that in no event and at no time shall any Arbios Confidential Information or intellectual property be used by Membrana other than for the purpose of manufacturing and supplying Products for Arbios hereunder. Each party shall notify the other party of any potentially infringing products of which it becomes aware. For the avoidance of doubt, nothing in this Agreement shall restrict either party’s activities outside the Exclusive Field.

4. Term; Termination.

4.1 The term of this Agreement shall commence upon the Effective Date and, unless otherwise terminated as provided herein, shall continue until the sixth anniversary of the Sale Date, where the “Sale Date” shall be the date of first sale by Arbios to a third party of a device containing Product for use in the Exclusive Field or, if earlier, three months following the date of CE mark approval of such a device for Europe (or any other similar registration in any other jurisdiction with population of at least 250 million persons by a regulatory authority, whichever is given earliest). Arbios shall confirm the first such sale date or date on which the first such registration is received to Membrana in writing with the relevant documents attached. If the Sale Date does not occur by December 31, 2009, Membrana shall have the right to terminate this Agreement upon fifteen (15) days written notice.

4.2 This Agreement may be terminated by a party hereto on 90 days’ prior written notice if the other party commits a material breach and does not cure such breach within the 90-day notice period, or on 60 days’ prior written notice in the event that the other party becomes or is adjudged insolvent, makes an assignment for the benefit of its creditors, has a petition filed in bankruptcy for or against it or goes into liquidation (except for the purposes of a bona fide amalgamation or other reorganization) or a receiver is appointed over all or a major part of the property or assets of that other party and such condition is not removed during such 60-day notice period.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act

4.3 In addition to any other remedies available under this Agreement, Arbios shall be entitled in its sole discretion to either terminate this Agreement or to convert this Agreement to a non-exclusive agreement upon sixty (60) days notice given in writing to Membrana if:

4.3.1	the regulatory status of Membrana’s facility is such that manufacture in accordance with the warranty set forth in Section 11.1.1 and/or in accordance with agreed delivery times is not possible;
4.3.2	more than [***] ([***]) consecutive shipments of Product contain in excess of [***]% of Product that fails to meet the warranty specified in Section 11.1.1;
4.3.3
Subject to Section 7 below, Membrana fails to ship at least [***] percent ([***]%) of the quantity of Product to be delivered within any [***] ([***]) day period as provided in acknowledged purchase orders any [***] ([***]) times during the term of this Agreement;

4.3.4
Subject to Section 7 below, Membrana is late on confirmed shipment dates by [***] days or more any [***] ([***]) times during the term of this Agreement provided that Membrana receives a binding purchase order from Arbios at least twelve (12) weeks before the requested shipment date and Arbios is in compliance with Section 6.1; or

4.3.5	Membrana seeks to excuse performance hereunder due to Force Majeure for a period of more than ninety (90) days.

4.4 In addition to any other remedies available under this Agreement, Arbios shall be entitled in its sole discretion to convert this Agreement to a non-exclusive arrangement upon sixty (60) days notice given in writing to Membrana if, subject to Section 7 below Membrana is late on confirmed shipment dates by [***] days or more [***] ([***]) consecutive times during the term of this Agreement provided that Membrana receives a binding purchase order from Arbios at least twelve (12) weeks before the requested shipment date and Arbios is in compliance with Section 6.1.

5. Prices; Delivery Terms.

5.1 Initial Product prices for single order volumes of up to [***] km of Product are set forth on Exhibit D (the “Base Prices”). Surcharges may apply for special delivery requests and changes in bundle configuration or other Specifications. Prices for single order volumes of greater than [***] km of Product shall be negotiated between the parties. If, during the term of this Agreement, changes occur in one or more factors impacting Membrana’s price calculation, such as costs of materials, freight, exchange rates, energy and governmental actions, Membrana shall be entitled to increase the Base Prices accordingly as follows: (i) if the event giving rise to the price change occurs between July 1 and December 31, upon the later to occur of sixty (60) days’ prior written notice to Arbios and the next January 1; or (ii) if the event giving rise to the price change occurs between January 1 and June 30, upon the later to occur of sixty (60) days’ prior written notice to Arbios and such June 30, specifying in reasonable detail the reason for the change in price; provided that such price increases may only occur [***] per calendar year and in no event shall the resulting prices exceed the Base Prices multiplied by [***] ([***]) plus the cumulative percentage change in the German Consumer Price Index (GCPI) from the Effective Date to the date of the relevant increase. Arbios will be deemed to accept any such price increase unless it informs Membrana in writing within 15 days after receipt of the notice that it will not pay the higher price, in which case Membrana may elect to continue to fill orders after the expiration of the required notice period at the old price or terminate this Agreement as of the expiration of the required notice period. Neither party shall be entitled to direct or indirect damages as a result of any such termination.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act

5.2 Prices and terms of delivery are FCA Membrana’s manufacturing facility in Wuppertal, Germany (Incoterms 2000). Title and risk of loss shall pass to Arbios upon shipment of the Products.

5.3 Arbios shall have sixty (60) days to inspect the Products after their receipt. Arbios shall notify Membrana in writing of any claims for non-conforming Products within such inspection period. Arbios shall provide Membrana with a sample of the claimed non-conforming Product to allow Membrana to test the Product and determine whether it is non-conforming. If it is determined by agreement of the parties (or in the absence of agreement of the parties by a mutually acceptable independent testing laboratory or consultant whose fees shall be paid by the non-prevailing party) that the non-conformity is due to damage to the Product (i) caused by Arbios or its agents or (ii) which occurs subsequent to delivery of such Product to the carrier at Membrana’s facility, Membrana shall have no liability to Arbios with respect thereto. If the non-conformity is caused by a breach by Membrana of the warranty set forth in Section 11.1.1 below, Membrana shall at Membrana’s option, (i) pay Arbios the amount of the price paid by Arbios for such non-conforming Product, (ii) offset the amount paid by Arbios for such non-conforming Product against other amounts then due Membrana hereunder or (iii) replace such non-conforming Product with conforming Product at no additional cost to Arbios. Subject to Section 6.2, any claims with respect to non-conforming Product not made within the 60 day inspection period shall be deemed waived. Except as set forth in Sections 6.2 and 11.1.3(b) below, the foregoing shall be Arbios’ sole remedy for breach of the warranty.

6. Payment Terms.

6.1 [***] percent ([***]%) of the total invoice price is due and payable within 30 days of receipt of an order confirmation. Production on confirmed orders shall commence upon receipt of this first payment. The remaining [***]% of the invoice price is due and payable per shipment but based on the effective price for the total purchase order within 30 days of receipt of the relevant shipment. For any amounts not paid when due, Membrana may apply interest at a rate of 1% per month from the date due until the date paid. Shipments that are shipped to Arbios more than ten days after the shipment date acknowledged by Membrana upon confirmation of the relevant purchase order may be accepted by Arbios at its discretion, subject to a penalty of [***]% of the relevant invoice price, which penalty shall only apply if Arbios is current on its payments at the time the relevant shipment is accepted by Arbios. Any such late shipments, if accepted by Arbios at the reduced price, shall not count towards the early termination rights set forth in Section 4 above. Duty, sales, use or excise taxes imposed by any governmental entity that apply to the manufacture of Product hereunder will be borne by Arbios (other than taxes based upon the income of Membrana).

6.2 Arbios shall be entitled to receive a credit against amounts due hereunder for membrane scrap rates which exceed an annual average of [***]% ([***]% if annual purchase volumes exceed [***] km) of any shipment due solely to membranes that are outside the Specifications as determined using mutually agreed fiber integrity tests. Such scrap rates shall be reported to Membrana at least quarterly. By January 30 of each year, the parties will review the quarterly scrap rates of the previous year in order to determine the annual average. Without limiting the terms of this Agreement, including without limitation Section 6.2 the parties agree to share adverse product yield impacts as measured by Arbios fiber leak rate in Arbios filter manufacturing plant, as follows: Membrana will credit Arbios 1.30 times the invoice price of Membrane bundles rejected over an annual average of [***]% ([***]% if annual purchase volumes exceed [***] km) of membrane bundles incorporated by Arbios in devices in a calendar month if such fiber leaks are proven to be present in the membranes as shipped by Membrana. Arbios will supply Membrana with regular leak rate updates and whenever a leak rate of over an annual average of [***]% ([***]% if annual purchase volumes exceed [***] km) is reached, Membrana may request samples of defective bundles prior to payment of a leak rate claim to confirm the accuracy of the claim and to assist in investigations. Any payments to be made pursuant to the foregoing paragraph shall be calculated and made quarterly at the end of each calendar quarter. For the avoidance of doubt, this Section is not intended to cover fiber leaks incorporated in finished devices that are approved for commercial sale by Arbios’ quality assurance department.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act

6.3 Membrana may reasonably adjust the payment terms if the creditworthiness of Arbios changes in Membrana’s reasonable discretion.

7. Forecasts and Orders.  Arbios shall submit to Membrana a non-binding good faith annual forecast by September 15th of each year of its membrane needs for the following calendar year. Arbios shall also submit to Membrana a non-binding rolling six-month forecast updated once per quarter. Membrana shall promptly notify Arbios in writing if at any time Membrana has reason to believe that it will be unable to supply the amounts forecasted by Arbios within the timeframes specified in the relevant forecast. Binding purchase orders must be placed no later than twelve weeks in advance of the first desired ship date recited in such purchase order. Membrana shall confirm whether it will supply Products consistent with all purchase orders placed in accordance with the terms of this Agreement within ten business days of receipt. For all confirmed orders, Membrana will produce and ship Product consistent with each amount and within fifteen days of the order ship date stated in the order acknowledgement provided that any delay due to the late receipt of the first half of the invoice price shall be excluded from the foregoing provision. Pricing for each order shall be determined by corresponding the total purchase order size to the volumes indicated in the pricing bracket on Exhibit D.

8. Confidentiality . The term “Confidential Information” means any and all confidential information, know-how, data, specifications, formulae, techniques, prices, processes and business information concerning the Products or either party’s business, including the existence of this Agreement and its terms and conditions. Membrana and Arbios agree not to use Confidential Information of the other party for any purpose other than for the purpose of this Agreement and will not disclose the other party’s Confidential Information to third parties. This restriction will survive termination of this Agreement.

The obligations with respect to Confidential Information as provided above shall not apply to any Confidential Information of the other party which:

(a) is or becomes known to the public through no fault of the receiving party hereunder;
(b) is known to the receiving party prior to its receipt from the disclosing party;
(c) becomes known to the receiving party through disclosure by a third party who has a lawful right to disclose such information on a non-confidential basis; or
(d) is independently developed by the receiving party without reference to or use of the disclosed information.

9.  Cooperation.

9.1 Arbios will be responsible for obtaining, at its expense, all regulatory and governmental approvals and permits necessary for Arbios’ use of any Product manufactured under this Agreement or sale of any resulting Arbios product. Membrana will reasonably cooperate with Arbios, at Arbios’ expense, in efforts to obtain regulatory approvals and shall permit representatives of any regulatory agency having jurisdiction over the manufacture or marketing of Arbios products made using Product to inspect its facilities as reasonably required.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act

9.2  For regulatory compliance purposes, Arbios has been provided with a list of substantial raw materials used in the manufacture of the Product as of the Effective Date. Arbios shall be promptly notified in writing of any material change in any raw materials which occurs after the Effective Date. Membrana agrees to provide directly to a governmental regulatory agency governing Arbios’ products (a “Governmental Authority”), any information requested by such agency.

9.3  If a change in Specifications is required by a Governmental Authority or in order to address other reasonable safety or marketability issues as are disclosed to Membrana, the parties will work together in good faith to qualify membranes with alternate specifications that will meet the approval of the Governmental Authority or such other requirements. In the event that, within ninety (90) days of any notice by Arbios of such a required change and the reasons therefor, the parties, despite good faith negotiations, cannot agree on terms for the supply of such alternate membranes on terms and conditions reasonably similar to those specified herein it being understood that changes in Specifications may require changes in price, Arbios shall have the right to terminate this Agreement on at least sixty (60) days prior written notice to Membrana; provided that following any such termination, Arbios shall not be permitted to purchase membranes meeting any previously agreed Specifications from any third party for use in the Exclusive Field.

9.4  Arbios shall co-brand any products it sells containing the Products with Membrana’s name pursuant to this Section 9.4. Arbios shall include language pre-approved by Membrana, such approval to not be unreasonably withheld or delayed, on product labels, brochures, publications and other promotional materials indicating that Membrana’s membranes are incorporated in Arbios’ products.

10.  Notices.Notices, demands and communications hereunder to Arbios or to Membrana shall be deemed to have been duly given if in writing and delivered by overnight delivery service or sent by registered or certified mail (postage prepaid) or by facsimile (confirmed by delivery of the notice by mail or overnight delivery service) as follows:

If to Membrana: Membrana GmbH
Öhder Straße 28
D-42289 Wuppertal, Germany
Attention: Dr. Tamara Kunert-Latus
Telephone: +49 (0) 202 6099 527
Fax: +49 (0) 202 6070 296

with a copy to: Polypore International, Inc.
11430 North Community House Road
Suite 350
Charlotte, NC 28277
Attn: General Counsel

If to Arbios: Arbios Systems, Inc.
1050 Winter Street, Suite 1000
Waltham, MA 02451
Attention: Shawn Cain
Telephone: 1-781-839-7292
Facsimile: 1-781-839-7295

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act

Any party may designate by notice in writing a new notice address.

11. General.

11.1 Warranties; Claims; Limited Remedies.

11.1.1
Membrana warrants that the Products shall meet the Specifications and shall be manufactured in accordance with applicable ISO standards and all applicable laws and regulations. THE FOREGOING IS THE SOLE WARRANTY APPLICABLE TO THE PRODUCTS. MEMBRANA MAKES NO WARRANTIES, WHETHER EXPRESS OR IMPLIED INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OTHER THAN THE WARRANTY SET FORTH IN THIS SECTION 11.1.

11.1.2
Except as set forth in Section 11.1.3, neither party shall be liable for indirect, special, punitive or consequential damages including business interruption damages related to this Agreement regardless of the nature of the claim or theory of recovery.

11.1.3
(a) Arbios shall indemnify, defend and hold harmless Membrana, its Affiliates and their respective officers, directors, employees and agents (“Membrana Indemnified Parties”) against any losses, costs or other damages, including reasonable attorneys’ fees, arising from third party claims to the extent related to (i) a breach of this Agreement by Arbios, (ii) the incorporation of Products into Arbios’ products, other than as covered by Section 11.1.3(b)(ii) below , and/or (iii) claims that Arbios’ products infringe on the intellectual property of a third party, other than as covered by Section 11.1.3(b)(iii) below.

(b) Membrana shall indemnify, defend and hold harmless Arbios, its Affiliates and their respective officers, directors, employees and agents (together with Membrana Indemnified Parties, the “Indemnified Parties”) against any losses, costs or other damages, including reasonable attorneys’ fees, arising from third party claims to the extent related to (i) a breach of this Agreement by Membrana, (ii) Products supplied to Arbios that do not conform with the warranty set forth in Section 11.1.1 and/or (iii) claims that the Products as sold to Arbios or the manufacture of such Products infringe on the intellectual property of a third party.

(c) Neither party shall owe an indemnity to an Indemnified Party unless the party seeking indemnification (i) provides prompt notice of a claim for indemnification, (ii) allows the indemnifying party to control the defense including settling a claim in its sole discretion, provided that no settlement shall impose an obligation on the Indemnified Party without such party’s prior written consent, and (iii) provides reasonable cooperation in the claim.

11.2 Neither party shall be liable for non-performance or delays in performance when due in whole or in part to any actual or threatened act of God, war, the public enemy, mobilization, riot, strike, lockout or labor difficulties, drought, fire, flood, explosion, accident, shortage of cars, delays of carriers, embargoes, the acts or orders of governments or political subdivisions thereof, inability to obtain suitable and sufficient supplies of raw materials from its customary sources, or any other contingency or cause beyond the reasonable control of the affected party which prevents the manufacture, shipment, transport or use of Products sold hereunder.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act

11.3 This Agreement and the Exhibits attached hereto set forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersede all prior agreements or understandings between the parties with respect thereto. This Agreement may be amended, modified, superseded or canceled only by a written instrument which specifically references this Agreement and which is executed by authorized representatives of both Arbios and Membrana. Any terms or conditions in conflict with or in addition to those set forth in this Agreement which appear on any purchase order forms, acknowledgement forms, shipping documents or other similar documents and printed forms, shall not be valid or binding.

11.4 This Agreement is not assignable or transferable by either party without the prior written consent of the other party except to its successor or the transferee of all or substantially all of the assigning party’s business and assets to which this Agreement relates, and shall be binding upon and inure to the benefit of the parties, their respective Affiliates and their successors and permitted assigns. Each party will cause its Affiliates to abide by the terms and conditions of this Agreement.

11.5 Governing Law; Dispute Resolution.

11.5.1
This Agreement shall be governed by North Carolina law. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement or the transactions contemplated hereunder.

11.5.2
The parties recognize that a bona fide dispute as to certain matters may from time to time arise during the term of this Agreement which relates to either party’s rights and/or obligations hereunder. In the event of the occurrence of such a dispute, either party may, by notice to the other party, have such dispute referred to their senior officers as may be designated by each party for attempted resolution by good faith negotiations within thirty (30) days after such notice is received. In the event the designated officers are not able to resolve such dispute within such thirty (30) day period, or such other period of time as the parties may mutually agree in writing, each party shall have the right to pursue available remedies through the dispute procedure set forth in Section 11.5.3. Notwithstanding the foregoing, each party shall have the right to seek immediate injunctive relief to enforce its rights under Section 8.

11.5.3
Any disputes relating to this Agreement of whatever nature that cannot be resolved by negotiation between the Parties shall be referred for final resolution to arbitration by an arbitration panel comprising one arbitrator appointed by Membrana and one arbitrator appointed by Arbios, and a Chairman of the Arbitration Panel who shall be appointed by the first two (2) arbitrators. Any such arbitration proceeding shall be conducted in accordance with the arbitration rules of the American Arbitration Association, and the arbitration award shall be final and nonappealable and such award may be entered in any court having jurisdiction.

11.5.4	Any arbitration arising out of this Agreement shall be brought only in Charlotte, North Carolina or Wuppertal Germany, at the option of the party requesting the arbitration.

11.6 Nothing in this Agreement shall give either party any ownership or rights to acquire or use any of the intellectual property of the other party.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act

11.7 The failure of either party to enforce at any time any of the provisions of this Agreement or to require at any time performance by the other party of any of the provisions hereof shall in no way be construed to be a partial or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and any such provision.

11.8 This Agreement may be executed in counterparts, each of which shall constitute an original and all of which, taken together, shall be deemed to be one and the same original instrument. Delivery of an executed signature page by facsimile shall be effective as an original signature.

11.9 If any one or more of the provisions contained in this Agreement including any exhibit hereto should be held invalid or unenforceable in any respect, the validity and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith to replace the invalid or unenforceable provisions with valid provisions that preserve the intent of the invalidated provision.

***

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and date first above mentioned.

Membrana GmbH

By:	/s/ Ulf Seidel	By:	/s/ Tamara Kunert-Lotus
Name:	Dr. Ulf Seidel	Name:	Dr. Tamara Kunert-Lotus
Title:	VP Sales and Marketing - Medical Separations	Title:	Manager New Business Development

Arbios Systems, Inc.

By:	/s/ Walter Ogier
Name:	Walter C. Ogier
Title:	President and CEO

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act

Exhibit A

Products (Hollow Fiber Membrane)

1. SYNCLEAR bundles 0.2

Capillaries/bundle:	12,000 +/- 100
Length/bundle:	272 +/- 2 mm
Bundle diameter:	39 +/- 2 mm
Fiber to yarn ratio:	10:2

2. SYNCLEAR bundles 0.35

Capillaries/bundle:	12,000 +/- 100
Length/bundle:	272 +/- 2 mm
Bundle diameter:	39 +/- 2 mm
Fiber to yarn ratio:	10:2

3. SYNCLEAR bundles 0.5

Capillaries/bundle:	12,000 +/- 100
Length/bundle:	272 +/- 2 mm
Bundle diameter:	39 +/- 2 mm
Fiber to yarn ratio:	10:2

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act

Exhibit B

Specifications

SYNCLEAR Capillary Membranes 0.2, 0.35 and 0.5

•	Water used for the production of SYNCLEAR membrane lots must meet specifications of Membrana’s Quality Testing Plan;
o	[***]
o	[***]
•	Tensile Strength: [***]
•	Elongation at Break : [***]

•	Performance Testing

Membrane Type	BSA Sieving Coefficient*	Ultrafiltrate Rate**
SYNCLEAR 0.5	[***]	[***]
SYNCLEAR 0.35	[***]	[***]
SYNCLEAR 0.2	[***]	[***]
* BSA sieving coefficient data calculated using 3 σ analyses (using a 5% BSA solution)
**Measured in water 200 mbar

•	Additional physical properties according to currently valid data sheets as attached (polymer, wall thickness, inner diameter, Albumin sieving coefficient).

•	Data will be collected and specifications may be changed during the term of this supply agreement. However, specification changes need to be agreed upon by both parties in writing.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act

Exhibit C

Arbios’ Patents

U.S. Patent. No. and Issue Date	Title	Inventors
5,571,418 11/5/1996	Hemofiltration of Toxic Mediator-Related Diseases	Lee, Patrice A. Matson, James R. Pryor, Robert W.
6,287,516 9/11/2001	Hemofiltration Systems, Methods, and Devices Used to Treat Inflammatory Mediator Related Diseases	Lee, Patrice R. Matson, James R.
6,730,266 5/4/2004	Hemofiltration Systems, Methods, and Devices Used to Treat Inflammatory Mediator Related Diseases	Lee, Patrice A. Matson, James R.
6,736,972 5/18/2004	Method and System for Providing Therapeutic Agents with Hemofiltration for Reducing Inflammatory Mediator Related Diseases	Matson, James R.
6,787,040 9/7/2004	Method and System for Colloid Exchange Therapy	Lee, Patrice A. Matson, James R. Radunsky, David

U.S. Appln. No. and File Date*	Title	Inventors
20060129082 8/11/2003	Selective Plasma Exchange Therapy	Rozga, Jacek
10/796,882 3/8/2004	Method and System for Colloid Exchange Therapy	Lee, Patrice A. Matson, James R. Radunsky, David
10/826,736 4/16/2004	Hemofiltration Systems, Methods and Devices Used to Treat Inflammatory Mediator Related Disease	Lee, Patrice A. Matson, James R.
10/843,933 (now allowed) 5/12/2004	Hemofiltration Systems, Methods, and Devices Used for Treatment of Chronic and Acute Diseases	Matson, James R.
11/387,556 3/23/2006	Method and System for Colloid Exchange Therapy	Lee, Patrice A. Matson, James R. Radunsky, David

*Applications shall only be deemed a part of this Exhibit C once issued and written notice of such issuance is delivered to Membrana.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act

Exhibit D

Prices

Base Prices for Products shall be determined based upon the order size according to the table below.

Individual Purchase Order size, Km of Product	Allowable Increment of shipment size Km of Product	Increment of Invoice Amount, Euro	Net Invoice Amount, Euro	Effective Price per km Product for Full Increment Order
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

Example A: Cost/Price Calculation: Single order for [***]